As filed with the Securities and Exchange Commission on May 26, 2010

File No. 000-53950

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

Pursuant to Section 12(b) or 12(g) of

the Securities Exchange Act of 1934

NEW COMMUNICATIONS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	(212) 395-1000	27-0213154
(State or other jurisdiction of incorporation or organization)	(Registrant’s telephone number, including area code)	(I.R.S. Employer Identification No.)

600 Hidden Ridge HQE03H09 Irving, Texas		75038
(Address of principal executive offices)		(Zip Code)

Copies to:

David S. Kauffman, Esq. Assistant Secretary New Communications Holdings Inc. One Verizon Way Basking Ridge, New Jersey 07920 (212) 395-1000	Steven J. Slutzky, Esq. Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022 (212) 909-6000

Securities to be registered pursuant to Section 12(b) of the Act:

None.

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be registered

Common Stock, par value $0.01 per share

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☑	Smaller Reporting Company ☐
(Do not check if a smaller reporting company)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT AND ITEMS OF

FORM 10

This Registration Statement on Form 10 (the “Form 10”) incorporates by reference information contained in the information statement filed as Exhibit 99.1 hereto (the “Information Statement”). The cross-reference table below identifies where the items required by Form 10 can be found in the Information Statement.

Item No.	Item Caption	Location in Information Statement
1.	Business	See “Summary,” “Risk Factors,” “Cautionary Statement Regarding Forward-Looking Statements,” “The Transactions,” “Description of the Business of the Combined Company” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

1A.	Risk Factors	See “Risk Factors.”

2.	Financial Information	See “Summary,” “Summary Unaudited Pro Forma Condensed Combined Financial Information,” “Financing of the Combined Company,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Unaudited Pro Forma Condensed Combined Financial Information.”

3.	Properties	See “Description of the Business of the Combined Company—Properties.”

4.	Security Ownership of Certain Beneficial Owners and Management	See “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers of Frontier.”

5.	Directors and Executive Officers	See “Management of the Combined Company.”

6.	Executive Compensation	See “Management of the Combined Company,” “Compensation of Executive Officers of the Combined Company,” and “Executive Compensation of Frontier.”

7.	Certain Relationships and Related Transactions, and Director Independence	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Management of the Combined Company” and “Certain Relationships and Related Party Transactions.”

8.	Legal Proceedings	See “Description of the Business of the Combined Company—Legal Proceedings.”

9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	See “Summary,” “Historical Market Price and Dividend Data of Frontier Common Stock,” “The Transactions,” “Description of Capital Stock of Frontier and the Combined Company,” “Description of Spinco Capital Stock” and “Comparison of the Rights of Stockholders Before and After the Transactions.”

10.	Recent Sales of Unregistered Securities	Not applicable.

Item No.	Item Caption	Location in Information Statement
11.	Description of Registrant’s Securities to be Registered	See “The Transactions,” “Description of Capital Stock of Frontier and the Combined Company” and “Description of Spinco Capital Stock.”

12.	Indemnification of Directors and Officers	See “Description of Spinco Capital Stock—Limitation of Liability of Directors; Indemnification of Directors” and “Certain Anti-Takeover Effects of Various Provisions of Delaware Law And Frontier’s Restated Certificate of Incorporation, By-Laws and Rights Plan—Limitations on Liability and Indemnification of Officers and Directors.”

13.	Financial Statements and Supplementary Data	See “Summary Unaudited Pro Forma Condensed Combined Financial Information,” “Unaudited Pro Forma Condensed Combined Financial Information” and “Index to Financial Statements” and the statements referenced thereon.

14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	Not applicable.

Item 15.	Financial Statements and Exhibits

(a) Financial Statements

The following financial statements are included in the Information Statement as filed as part of this Registration Statement.

FRONTIER COMMUNICATIONS CORPORATION AND SUBSIDIARIES:

Consolidated Balance Sheets as of March 31, 2010 (unaudited) and December 31, 2009

Consolidated Statements of Operations for the three months ended March 31, 2010 and 2009 (unaudited)

Consolidated Statements of Equity for the three months ended March 31, 2009, the nine months ended December 31, 2009 and the three months ended March 31, 2010 (unaudited)

Consolidated Statements of Comprehensive Income for the three months ended March 31, 2010 and 2009 (unaudited)

Consolidated Statements of Cash Flows for the three months ended March 31, 2010 and 2009 (unaudited)

Notes to Consolidated Financial Statements

Management’s Report on Internal Control over Financial Reporting

Reports of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2009 and 2008

Consolidated Statements of Operations for the years ended December 31, 2009, 2008 and 2007

Consolidated Statements of Equity for the years ended December 31, 2009, 2008 and 2007

Consolidated Statements of Comprehensive Income for the years ended December 31, 2009, 2008 and 2007

Consolidated Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007

Notes to Consolidated Financial Statements

VERIZON’S SEPARATE TELEPHONE OPERATIONS:

Condensed Combined Statements of Income for the three months ended March 31, 2010 and 2009 (unaudited)

Condensed Combined Statements of Selected Assets, Selected Liabilities and Parent Funding as of March 31, 2010 (unaudited) and December 31, 2009

Condensed Combined Statements of Cash Flows for the three months ended March 31, 2010 and 2009 (unaudited)

Notes to Condensed Combined Special-Purpose Financial Statements

Report of Independent Registered Public Accounting Firm

Combined Statements of Income for the years ended December 31, 2009, 2008 and 2007

Combined Statements of Selected Assets, Selected Liabilities and Parent Funding as of December 31, 2009 and 2008

Combined Statements of Parent Funding for the years ended December 31, 2009, 2008 and 2007

Combined Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007

Notes to Combined Special-Purpose Financial Statements

Schedule II Valuation and Qualifying Accounts for December 31, 2009, 2008 and 2007

(b) Exhibits

The following exhibits are filed herewith unless otherwise indicated:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 13, 2009, by and among Verizon Communications Inc. (“Verizon”), New Communications Holdings Inc. (“Spinco”) and Frontier Communications Corporation (“Frontier”) (“Agreement and Plan of Merger”) (filed as Exhibit 2.1 to the Frontier’s Current Report on Form 8-K filed on May 15, 2009 (the “May 15, 2009 8-K)).*

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of July 24, 2009, by and among Verizon, Spinco and Frontier (filed as Exhibit 2.2 to the Frontier’s Registration Statement on Form S-4 (No. 333-160789) filed on July 24, 2009).*

3.1	Certificate of Incorporation of Spinco.**

3.2	Bylaws of Spinco.**

3.3	Restated Certificate of Incorporation of Frontier (filed as Exhibit 3.200.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000).*

3.4	Certificate of Amendment of Restated Certificate of Incorporation of Frontier, effective July 31, 2008 (filed as Exhibit 3.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008).*

3.5	By-laws of Frontier, as amended February 6, 2009 (filed as Exhibit 99.1 to Frontier’s Current Report on Form 8-K filed on February 6, 2009).*

4.1	Rights Agreement, dated as of March 6, 2002, between Frontier and Mellon Investor Services, LLC, as Rights Agent (filed as Exhibit 1 to Frontier’s Registration Statement on Form 8-A filed on March 22, 2002).*

4.2	Amendment No. 1 to Rights Agreement, dated as of January 16, 2003, between Frontier and Mellon Investor Services LLC, as Rights Agent (filed as Exhibit 1.1 to Frontier’s Registration Statement on Form 8-A/A, dated January 16, 2003).*

4.3	Amendment No. 2 to Rights Agreement, dated as of May 12, 2009, between Frontier and Mellon Investor Services LLC, as Rights Agent (filed as Exhibit 4.1 to the May 15, 2009 8-K).*

4.4	Indenture of Securities, dated as of August 15, 1991, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (the “August 1991 Indenture”) (filed as Exhibit 4.100.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1991).*

Exhibit No.	Description
4.5	Fourth Supplemental Indenture to the August 1991 Indenture, dated October 1, 1994, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (filed as Exhibit 4.100.7 to Frontier’s Current Report on Form 8-K filed on January 3, 1995).*

4.6	Fifth Supplemental Indenture to the August 1991 Indenture, dated as of June 15, 1995, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (filed as Exhibit 4.100.8 to Frontier’s Current Report on Form 8-K filed on March 29, 1996 (the “March 29, 1996 8-K”)).*

4.7	Sixth Supplemental Indenture to the August 1991 Indenture, dated as of October 15, 1995, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (filed as Exhibit 4.100.9 to the March 29, 1996 8-K).*

4.8	Seventh Supplemental Indenture to the August 1991 Indenture, dated as of June 1, 1996, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (filed as Exhibit 4.100.11 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 1996 (the “1996 10-K”)).*

4.9	Eighth Supplemental Indenture to the August 1991 Indenture, dated as of December 1, 1996, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (filed as Exhibit 4.100.12 to the 1996 10-K).*

4.10	Senior Indenture, dated as of May 23, 2001, between Frontier and JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as trustee (the “May 2001 Indenture”) (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on May 24, 2001 (the “May 24, 2001 8-K”)).*

4.11	First Supplemental Indenture to the May 2001 Indenture, dated as of May 23, 2001, between Frontier and JPMorgan Chase Bank, N.A. (filed as Exhibit 4.2 to the May 24, 2001 8-K).*

4.12	Form of Senior Note due 2011 (filed as Exhibit 4.4 to the May 24, 2001 8-K).*

4.13	Third Supplemental Indenture to the May 2001 Indenture, dated as of November 12, 2004, between Frontier and JPMorgan Chase Bank, N.A. (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on November 12, 2004 (the “November 12, 2004 8-K”)).*

4.14	Form of Senior Note due 2013 (filed as Exhibit A to Exhibit 4.1 to the November 12, 2004 8-K).*

4.15	Indenture, dated as of August 16, 2001, between Frontier and JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as Trustee (including the form of note attached thereto) (filed as Exhibit 4.1 of Frontier’s Current Report on Form 8-K filed on August 22, 2001).*

4.16	Indenture, dated as of December 22, 2006, between Frontier and The Bank of New York, as Trustee (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on December 29, 2006).*

4.17	Indenture, dated as of March 23, 2007, by and between Frontier and The Bank of New York with respect to the 6.625% Senior Notes due 2015 (including the form of such note attached thereto) (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on March 27, 2007 (the “March 27, 2007 8-K”)).*

4.18	Indenture, dated as of March 23, 2007, by and between Frontier and The Bank of New York with respect to the 7.125% Senior Notes due 2019 (including the form of such note attached thereto) (filed as Exhibit 4.2 to the March 27, 2007 8-K).*

4.19	Indenture, dated as of April 9, 2009, between Frontier and The Bank of New York Mellon, as Trustee (the “April 2009 Indenture”) (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on April 9, 2009 (the “April 9, 2009 8-K”)).*
4.20	First Supplemental Indenture to the April 2009 Indenture, dated as of April 9, 2009, between Frontier and The Bank of New York Mellon, as Trustee (filed as Exhibit 4.2 to the April 9, 2009 8-K).*

4.21	Second Supplemental Indenture to the April 2009 Indenture, dated as of October 1, 2009, between Frontier and The Bank of New York Mellon, as Trustee (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on October 1, 2009).*

Exhibit No.	Description
4.22	Indenture, dated as of April 12, 2010, between Spinco and The Bank of New York Mellon, as Trustee. **

4.23	Escrow Agreement, dated as of April 12, 2010, among Spinco, Frontier, J.P. Morgan Securities Inc., as representative of certain initial purchasers, The Bank of New York Mellon, as Escrow Agent and The Bank of New York Mellon, as Trustee (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on April 16, 2010 (the “April 16, 2010 8-K”)).*

4.24	Registration Rights Agreement with respect to the 7.875% Senior Notes due 2015, dated as of April 12, 2010, among Frontier and J.P. Morgan Securities Inc., as representatives of the several initial purchasers of such notes (filed as Exhibit 4.2 to the April 16, 2010 8-K).*

4.25	Registration Rights Agreement with respect to the 8.250% Senior Notes due 2017, dated as of April 12, 2010, among Frontier and J.P. Morgan Securities Inc., as representatives of the several initial purchasers of such notes (filed as Exhibit 4.3 to the April 16, 2010 8-K).*

4.26	Registration Rights Agreement with respect to the 8.500% Senior Notes due 2020, dated as of April 12, 2010, among Frontier and J.P. Morgan Securities Inc., as representatives of the several initial purchasers of such notes (filed as Exhibit 4.4 to the April 16, 2010 8-K).*

4.27	Registration Rights Agreement with respect to the 8.750% Senior Notes due 2022, dated as of April 12, 2010, among Frontier and J.P. Morgan Securities Inc., as representatives of the several initial purchasers of such notes (filed as Exhibit 4.5 to the April 16, 2010 8-K).*

10.1	Loan Agreement between Frontier and Rural Telephone Finance Cooperative for $200,000,000 dated October 24, 2001 (filed as Exhibit 10.39 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001).*

10.2	Amendment No. 1, dated as of March 31, 2003, to Loan Agreement between Frontier and Rural Telephone Finance Cooperative (filed as Exhibit 10.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003).*

10.3	Amendment No. 2, dated as of May 6, 2009, to Loan Agreement between Frontier and Rural Telephone Finance Cooperative (filed as Exhibit 10.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009).*

10.4	Credit Agreement, dated as of December 6, 2006, among Frontier, as the Borrower, and CoBank, ACB, as the Administrative Agent, the Lead Arranger and a Lender, and the other Lenders referred to therein (filed as Exhibit 10.1 to Frontier’s Current Report on Form 8-K filed on December 7, 2006).*

10.5	Loan Agreement, dated as of March 8, 2007, among Frontier, as borrower, the Lenders listed therein, Citicorp North America, Inc., as Administrative Agent, and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc. as Joint-Lead Arrangers and Joint Book-Running Managers (filed as Exhibit 10.3 to the March 9, 2007 8-K).*

10.6	Credit Agreement, dated as of May 18, 2007, among Frontier, the lenders party thereto and Deutsche Bank AG New York Branch, as Administrative Agent, and Deutsche Bank Securities Inc., as Sole Lead Arranger and Bookrunner (filed as Exhibit 10.5 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 10-K”)). *

10.7	Credit Agreement, dated as of March 10, 2008, among Frontier, as the Borrower, and CoBank, ACB, as the Administrative Agent, the Lead Arranger and a Lender, and the other Lenders referred to therein (filed as Exhibit 10.1 to Frontier’s Current Report on Form 8-K filed on March 10, 2008).*
10.8	Credit Agreement, dated as of March 23, 2010, between Frontier, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. **

10.9	Distribution Agreement, dated as of May 13, 2009, by and among Verizon and Spinco (“Distribution Agreement”) (filed as Exhibit 10.1 to the May 15, 2009 8-K).*

Exhibit No.	Description
10.10	Amendment No. 1 to Distribution Agreement, dated as of July 24, 2009, by and between Verizon and Spinco (filed as Exhibit 10.2 to Frontier’s Registration Statement on Form S-4 (No. 333-160789) filed on July 24, 2009). *

10.11	Amendment No. 2 to Distribution Agreement, dated as of March 23, 2010, by and between Verizon and Spinco. **

10.12	Agreement Regarding Intellectual Property Matters, dated as of March 23, 2010, among Frontier, Spinco and Verizon. **

10.13	Employee Matters Agreement, dated as of May 13, 2009, by and among Verizon, Spinco and Frontier (filed as Exhibit 10.2 to the May 15, 2009 8-K).*

10.14	Tax Sharing Agreement, dated as of May 13, 2009, by and among Verizon, Spinco and Frontier (filed as Exhibit 10.3 to the May 15, 2009 8-K).*

10.15	Non-Employee Directors’ Deferred Fee Equity Plan, as amended and restated December 29, 2008 (filed as Exhibit 10.7 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”)).*

10.16	Non-Employee Directors’ Equity Incentive Plan, as amended and restated December 29, 2008 (filed as Exhibit 10.8 to the 2008 10-K).*

10.17	Separation Agreement between Frontier and Leonard Tow effective July 10, 2004 (filed as Exhibit 10.2.4 of Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004).*

10.18	Citizens Executive Deferred Savings Plan dated January 1, 1996 (filed as Exhibit 10.19 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 1999 (the “1999 10-K”)).*

10.19	1996 Equity Incentive Plan, as amended and restated December 29, 2008 (filed as Exhibit 10.11 to the 2008 10-K).*

10.20	Frontier Bonus Plan (formerly Citizens Incentive Plan) (filed as Appendix A to Frontier’s Proxy Statement dated April 10, 2007).*

10.21	Amended and Restated 2000 Equity Incentive Plan, as amended and restated December 29, 2008 (filed as Exhibit 10.13 to the 2008 10-K).*

10.22	2009 Equity Incentive Plan (filed as Appendix A to Frontier’s Proxy Statement dated April 6, 2009).*

10.23	Amended Employment Agreement, dated as of December 29, 2008, between Frontier and Mary Agnes Wilderotter (filed as Exhibit 10.14 to the 2008 10-K).*

10.24	Amended Employment Agreement, dated as of December 24, 2008, between Frontier and Robert Larson (filed as Exhibit 10.15 to the 2008 10-K).*

10.25	Employment Letter, dated May 27, 2009, between Frontier and Robert Larson. (filed as Exhibit 10.22 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 10-K”)).*

10.26	Offer of Employment Letter, dated December 31, 2004, between Frontier and Peter B. Hayes (“Hayes Offer Letter”) (filed as Exhibit 10.23 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 2004).*
10.27	Amendment to Hayes Offer Letter, dated December 24, 2008 (filed as Exhibit 10.17 to the 2008 10-K).*

10.28	Offer of Employment Letter, dated March 7, 2006, between Frontier and Donald R. Shassian (“Shassian Offer Letter”) (filed as Exhibit 10.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006).*

Exhibit No.	Description
10.29	Amendment to Shassian Offer Letter, dated December 30, 2008 (filed as Exhibit 10.19 to the 2008 10-K).*

10.30	Form of Arrangement with Daniel J. McCarthy, Kathleen Q. Abernathy and Melinda M. White with respect to vesting of restricted stock upon a change in control (filed as Exhibit 10.22 to the 2007 10-K). *

10.31	Offer of Employment Letter, dated January 13, 2006, between Frontier and Cecilia K. McKenney (“McKenney Offer Letter”) (filed as Exhibit 10.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008).*

10.32	Amendment to McKenney Offer Letter, dated December 24, 2008 (filed as Exhibit 10.23 to the 2008 10-K).*

10.33	Offer of Employment Letter, dated July 8, 2005, between Frontier and Hilary E. Glassman (the “Glassman Offer Letter”) (filed as Exhibit 10.24 to the 2008 10-K).*

10.34	Amendment to Glassman Offer Letter, dated December 29, 2008 (filed as Exhibit 10.25 to the 2008 10-K).*

10.35	Offer of Employment Letter, dated January 20, 2010, between Frontier and Kathleen Q. Abernathy.**

10.36	Form of Restricted Stock Agreement for CEO (filed as Exhibit 10.32 to the 2009 10-K).*

10.37	Form of Restricted Stock Agreement for named executive officers other than CEO (filed as Exhibit 10.33 to the 2009 10-K).*

10.38	Summary of Non-Employee Directors’ Compensation Arrangements Outside of Formal Plans (filed as Exhibit 10.28 to the 2008 10-K).*

10.39	Amended and Restated Employment Agreement, dated as of March 31, 2010, between Frontier and Mary Agnes Wilderotter (filed as Exhibit 10.1 to Frontier’s Current Report on Form 8-K filed on April 1, 2010).*

10.40	Membership Interest Purchase Agreement between Frontier and Integra Telecom Holdings, Inc. dated February 6, 2006 (filed as Exhibit 10.1 to Frontier’s Current Report on Form 8-K filed on February 9, 2006).*

10.41	Stock Purchase Agreement, dated as of July 3, 2007, between Frontier and Country Road Communications LLC (filed as Exhibit 2.1 to Frontier’s Current Report on Form 8-K filed on July 9, 2007).*

21.1	Subsidiaries of Spinco.***

21.2	Subsidiaries of Frontier (filed as Exhibit 21.1 to the 2009 10-K).*

99.1	Information Statement.***

Exhibits 10.15 through 10.39 are management contracts or compensatory plans or arrangements.

*	Incorporated by reference.
**	Previously filed.
***	Filed herewith.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW COMMUNICATIONS HOLDINGS INC.

By:	/s/ J. Goodwin Bennett
Name:	J. Goodwin Bennett
Title:	Vice President

Date: May 26, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 13, 2009, by and among Verizon Communications Inc. (“Verizon”), New Communications Holdings Inc. (“Spinco”) and Frontier Communications Corporation (“Frontier”) (“Agreement and Plan of Merger”) (filed as Exhibit 2.1 to the Frontier’s Current Report on Form 8-K filed on May 15, 2009 (the “May 15, 2009 8-K)).*

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of July 24, 2009, by and among Verizon, Spinco and Frontier (filed as Exhibit 2.2 to the Frontier’s Registration Statement on Form S-4 (No. 333-160789) filed on July 24, 2009).*

3.1	Certificate of Incorporation of Spinco.**

3.2	Bylaws of Spinco.**

3.3	Restated Certificate of Incorporation of Frontier (filed as Exhibit 3.200.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000). *

3.4	Certificate of Amendment of Restated Certificate of Incorporation of Frontier, effective July 31, 2008 (filed as Exhibit 3.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008). *

3.5	By-laws of Frontier, as amended February 6, 2009 (filed as Exhibit 99.1 to Frontier’s Current Report on Form 8-K filed on February 6, 2009). *

4.1	Rights Agreement, dated as of March 6, 2002, between Frontier and Mellon Investor Services, LLC, as Rights Agent (filed as Exhibit 1 to Frontier’s Registration Statement on Form 8-A filed on March 22, 2002).*

4.2	Amendment No. 1 to Rights Agreement, dated as of January 16, 2003, between Frontier and Mellon Investor Services LLC, as Rights Agent (filed as Exhibit 1.1 to Frontier’s Registration Statement on Form 8-A/A, dated January 16, 2003).*

4.3	Amendment No. 2 to Rights Agreement, dated as of May 12, 2009, between Frontier and Mellon Investor Services LLC, as Rights Agent (filed as Exhibit 4.1 to the May 15, 2009 8-K).*

4.4	Indenture of Securities, dated as of August 15, 1991, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (the “August 1991 Indenture”) (filed as Exhibit 4.100.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1991).*

4.5	Fourth Supplemental Indenture to the August 1991 Indenture, dated October 1, 1994, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (filed as Exhibit 4.100.7 to Frontier’s Current Report on Form 8-K filed on January 3, 1995).*

4.6	Fifth Supplemental Indenture to the August 1991 Indenture, dated as of June 15, 1995, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (filed as Exhibit 4.100.8 to Frontier’s Current Report on Form 8-K filed on March 29, 1996 (the “March 29, 1996 8-K”)).*

4.7	Sixth Supplemental Indenture to the August 1991 Indenture, dated as of October 15, 1995, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (filed as Exhibit 4.100.9 to the March 29, 1996 8-K).*

4.8	Seventh Supplemental Indenture to the August 1991 Indenture, dated as of June 1, 1996, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (filed as Exhibit 4.100.11 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 1996 (the “1996 10-K”)).*

4.9	Eighth Supplemental Indenture to the August 1991 Indenture, dated as of December 1, 1996, between Frontier and JPMorgan Chase Bank, N.A. (as successor to Chemical Bank), as Trustee (filed as Exhibit 4.100.12 to the 1996 10-K).*

Exhibit No.	Description
4.10	Senior Indenture, dated as of May 23, 2001, between Frontier and JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as trustee (the “May 2001 Indenture”) (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on May 24, 2001 (the “May 24, 2001 8-K”)).*

4.11	First Supplemental Indenture to the May 2001 Indenture, dated as of May 23, 2001, between Frontier and JPMorgan Chase Bank, N.A. (filed as Exhibit 4.2 to the May 24, 2001 8-K).*

4.12	Form of Senior Note due 2011 (filed as Exhibit 4.4 to the May 24, 2001 8-K).*

4.13	Third Supplemental Indenture to the May 2001 Indenture, dated as of November 12, 2004, between Frontier and JPMorgan Chase Bank, N.A. (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on November 12, 2004 (the “November 12, 2004 8-K”)).*

4.14	Form of Senior Note due 2013 (filed as Exhibit A to Exhibit 4.1 to the November 12, 2004 8-K).*

4.15	Indenture, dated as of August 16, 2001, between Frontier and JPMorgan Chase Bank, N.A. (as successor to The Chase Manhattan Bank), as Trustee (including the form of note attached thereto) (filed as Exhibit 4.1 of Frontier’s Current Report on Form 8-K filed on August 22, 2001).*

4.16	Indenture, dated as of December 22, 2006, between Frontier and The Bank of New York, as Trustee (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on December 29, 2006).*

4.17	Indenture, dated as of March 23, 2007, by and between Frontier and The Bank of New York with respect to the 6.625% Senior Notes due 2015 (including the form of such note attached thereto) (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on March 27, 2007 (the “March 27, 2007 8-K”)).*

4.18	Indenture dated, as of March 23, 2007, by and between Frontier and The Bank of New York with respect to the 7.125% Senior Notes due 2019 (including the form of such note attached thereto) (filed as Exhibit 4.2 to the March 27, 2007 8-K).*

4.19	Indenture, dated as of April 9, 2009, between Frontier and The Bank of New York Mellon, as Trustee (the “April 2009 Indenture”) (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on April 9, 2009 (the “April 9, 2009 8-K”)).*

4.20	First Supplemental Indenture to the April 2009 Indenture, dated as of April 9, 2009, between Frontier and The Bank of New York Mellon, as Trustee (filed as Exhibit 4.2 to the April 9, 2009 8-K).*

4.21	Second Supplemental Indenture to the April 2009 Indenture, dated as of October 1, 2009, between Frontier and The Bank of New York Mellon, as Trustee (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on October 1, 2009).*

4.22	Indenture, dated as of April 12, 2010, between Spinco and The Bank of New York Mellon, as Trustee. **

4.23	Escrow Agreement, dated as of April 12, 2010, among Spinco, Frontier, J.P. Morgan Securities Inc., as representative of certain initial purchasers, The Bank of New York Mellon, as Escrow Agent and The Bank of New York Mellon, as Trustee. (filed as Exhibit 4.1 to Frontier’s Current Report on Form 8-K filed on April 16, 2010 (the “April 16, 2010 8-K”)).*

4.24	Registration Rights Agreement with respect to the 7.875% Senior Notes due 2015, dated as of April 12, 2010, among Frontier and J.P. Morgan Securities Inc., as representatives of the several initial purchasers of such notes (filed as Exhibit 4.2 to the April 15, 2010 8-K).*

4.25	Registration Rights Agreement with respect to the 8.250% Senior Notes due 2017, dated as of April 12, 2010, among Frontier and J.P. Morgan Securities Inc., as representatives of the several initial purchasers of such notes (filed as Exhibit 4.3 to the April 16, 2010 8-K).*

4.26	Registration Rights Agreement with respect to the 8.500% Senior Notes due 2020, dated as of April 12, 2010, among Frontier and J.P. Morgan Securities Inc., as representatives of the several initial purchasers of such notes (filed as Exhibit 4.4 to the April 16, 2010 8-K).*

4.27	Registration Rights Agreement with respect to the 8.750% Senior Notes due 2022, dated as of April 12, 2010, among Frontier and J.P. Morgan Securities Inc., as representatives of the several initial purchasers of such notes (filed as Exhibit 4.5 to the April 16, 2010 8-K).*

Exhibit No.	Description
10.1	Loan Agreement between Frontier and Rural Telephone Finance Cooperative for $200,000,000 dated October 24, 2001 (filed as Exhibit 10.39 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001).*

10.2	Amendment No. 1, dated as of March 31, 2003, to Loan Agreement between Frontier and Rural Telephone Finance Cooperative (filed as Exhibit 10.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003).*

10.3	Amendment No. 2, dated as of May 6, 2009, to Loan Agreement between Frontier and Rural Telephone Finance Cooperative (filed as Exhibit 10.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009).*

10.4	Credit Agreement, dated as of December 6, 2006, among Frontier, as the Borrower, and CoBank, ACB, as the Administrative Agent, the Lead Arranger and a Lender, and the other Lenders referred to therein (filed as Exhibit 10.1 to Frontier’s Current Report on Form 8-K filed on December 7, 2006).*

10.5	Loan Agreement, dated as of March 8, 2007, among Frontier, as borrower, the Lenders listed therein, Citicorp North America, Inc., as Administrative Agent, and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc. as Joint-Lead Arrangers and Joint Book-Running Managers (filed as Exhibit 10.3 to the March 9, 2007 8-K).*

10.6	Credit Agreement, dated as of May 18, 2007, among Frontier, the lenders party thereto and Deutsche Bank AG New York Branch, as Administrative Agent, and Deutsche Bank Securities Inc., as Sole Lead Arranger and Bookrunner (filed as Exhibit 10.5 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 10-K”)). *

10.7	Credit Agreement, dated as of March 10, 2008, among Frontier, as the Borrower, and CoBank, ACB, as the Administrative Agent, the Lead Arranger and a Lender, and the other Lenders referred to therein (filed as Exhibit 10.1 to Frontier’s Current Report on Form 8-K filed on March 10, 2008).*

10.8	Credit Agreement, dated as of March 23, 2010, between Frontier, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. **

10.9	Distribution Agreement, dated as of May 13, 2009, by and among Verizon and Spinco (“Distribution Agreement”) (filed as Exhibit 10.1 to the May 15, 2009 8-K).*

10.10	Amendment No. 1 to Distribution Agreement, dated as of July 24, 2009, by and between Verizon and Spinco (filed as Exhibit 10.2 to Frontier’s Registration Statement on Form S-4 (No. 333-160789) filed on July 24, 2009).*

10.11	Amendment No. 2 to Distribution Agreement, dated as of March 23, 2010, by and between Verizon and Spinco. **

10.12	Agreement Regarding Intellectual Property Matters, dated as of March 23, 2010, among Frontier, Spinco and Verizon. **

10.13	Employee Matters Agreement, dated as of May 13, 2009, by and among Verizon, Spinco and Frontier (filed as Exhibit 10.2 to the May 15, 2009 8-K).*

10.14	Tax Sharing Agreement, dated as of May 13, 2009, by and among Verizon, Spinco and Frontier (filed as Exhibit 10.3 to the May 15, 2009 8-K).*

10.15	Non-Employee Directors’ Deferred Fee Equity Plan, as amended and restated December 29, 2008 (filed as Exhibit 10.7 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”)).*

10.16	Non-Employee Directors’ Equity Incentive Plan, as amended and restated December 29, 2008 (filed as Exhibit 10.8 to the 2008 10-K).*

10.17	Separation Agreement between Frontier and Leonard Tow effective July 10, 2004 (filed as Exhibit 10.2.4 of Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004).*

Exhibit No.	Description
10.18	Citizens Executive Deferred Savings Plan dated January 1, 1996 (filed as Exhibit 10.19 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 1999 (the “1999 10-K”)).*

10.19	1996 Equity Incentive Plan, as amended and restated December 29, 2008 (filed as Exhibit 10.11 to the 2008 10-K).*

10.20	Frontier Bonus Plan (formerly Citizens Incentive Plan) (filed as Appendix A to Frontier’s Proxy Statement dated April 10, 2007).*

10.21	Amended and Restated 2000 Equity Incentive Plan, as amended and restated December 29, 2008 (filed as Exhibit 10.13 to the 2008 10-K).*

10.22	2009 Equity Incentive Plan (filed as Appendix A to Frontier’s Proxy Statement dated April 6, 2009).*

10.23	Amended Employment Agreement, dated as of December 29, 2008, between Frontier and Mary Agnes Wilderotter (filed as Exhibit 10.14 to the 2008 10-K).*

10.24	Amended Employment Agreement, dated as of December 24, 2008, between Frontier and Robert Larson (filed as Exhibit 10.15 to the 2008 10-K).*

10.25	Employment Letter, dated May 27, 2009, between Frontier and Robert Larson. (filed as Exhibit 10.22 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 10-K”)).*

10.26	Offer of Employment Letter, dated December 31, 2004, between Frontier and Peter B. Hayes (“Hayes Offer Letter”) (filed as Exhibit 10.23 to Frontier’s Annual Report on Form 10-K for the year ended December 31, 2004).*

10.27	Amendment to Hayes Offer Letter, dated December 24, 2008 (filed as Exhibit 10.17 to the 2008 10-K).*

10.28	Offer of Employment Letter, dated March 7, 2006, between Frontier and Donald R. Shassian (“Shassian Offer Letter”) (filed as Exhibit 10.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006).*

10.29	Amendment to Shassian Offer Letter, dated December 30, 2008 (filed as Exhibit 10.19 to the 2008 10-K).*

10.30	Form of Arrangement with Daniel J. McCarthy, Kathleen Q. Abernathy and Melinda M. White with respect to vesting of restricted stock upon a change in control (filed as Exhibit 10.22 to the 2007 10-K). *

10.31	Offer of Employment Letter, dated January 13, 2006, between Frontier and Cecilia K. McKenney (“McKenney Offer Letter”) (filed as Exhibit 10.1 to Frontier’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008).*

10.32	Amendment to McKenney Offer Letter, dated December 24, 2008 (filed as Exhibit 10.23 to the 2008 10-K).*

10.33	Offer of Employment Letter, dated July 8, 2005, between Frontier and Hilary E. Glassman (the “Glassman Offer Letter”) (filed as Exhibit 10.24 to the 2008 10-K).*

10.34	Amendment to Glassman Offer Letter, dated December 29, 2008 (filed as Exhibit 10.25 to the 2008 10-K).*

10.35	Offer of Employment Letter, dated January 20, 2010, between Frontier and Kathleen Q. Abernathy.**

10.36	Form of Restricted Stock Agreement for CEO (filed as Exhibit 10.32 to the 2009 10-K).*

10.37	Form of Restricted Stock Agreement for named executive officers other than CEO (filed as Exhibit 10.33 to the 2009 10-K).*

10.38	Summary of Non-Employee Directors’ Compensation Arrangements Outside of Formal Plans (filed as Exhibit 10.28 to the 2008 10-K).*

Exhibit No.	Description
10.39	Amended and Restated Employment Agreement, dated as of March 31, 2010, between Frontier and Mary Agnes Wilderotter (filed as Exhibit 10.1 to Frontier’s Current Report on Form 8-K filed on April 1, 2010).*

10.40	Membership Interest Purchase Agreement between Frontier and Integra Telecom Holdings, Inc. dated February 6, 2006 (filed as Exhibit 10.1 to Frontier’s Current Report on Form 8-K filed on February 9, 2006).*

10.41	Stock Purchase Agreement, dated as of July 3, 2007, between Frontier and Country Road Communications LLC (filed as Exhibit 2.1 to Frontier’s Current Report on Form 8-K filed on July 9, 2007).*

21.1	Subsidiaries of Spinco. ***

21.2	Subsidiaries of Frontier (filed as Exhibit 21.1 to the 2009 10-K).*

99.1	Information Statement.***

Exhibits 10.15 through 10.39 are management contracts or compensatory plans or arrangements.

*	Incorporated by reference.
**	Previously filed.
***	Filed herewith.